Exhibit 10.8

STOCK OPTION AGREEMENT

This Stock Option Agreement (the “Agreement”) made effective as of ________________, is by and between PureDepth, Inc., a Delaware corporation (the “Company”), and ______ (the “Optionee”).

RECITALS

A.           PureDepth, Inc. maintains a 2006 Stock Incentive Plan, (“New Plan”) which may be amended from time to time.

B.           The Company wishes to grant Optionee options to purchase shares of the Company’s common stock under the Plan.

AGREEMENT

Now, Therefore, the parties hereto agree as follows:

1.      Terms of Option.  Subject to the terms and conditions of the New Plan, this Agreement sets forth the terms and conditions of Optionee’s right and option, hereinafter called the “Option,” to purchase all or any part of an aggregate of _____________ shares (the “Shares”) of the Company’s common stock (the “Common Stock”).

2.      Purchase Price.  The purchase price for the Shares covered by the Option shall be $_______ per Share, the fair market value of the Common Stock, as determined by the board of directors of the Company in its sole discretion, on the date of issuance.

3.      Exercise and Vesting of Option.  Subject to the Optionee’s continued employment [for directors (applicable to entire form): “service (which for purposes of this Agreement shall include service as a director, employee or consultant)”] with the Company [and Section 7 hereof], the Option will vest [_________].  The Company’s board of directors may restrict the rights of or the applicability of this Section 3 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Internal Revenue Code or any other applicable law or regulation.  This Option shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

4.      Term of Option.  Except as otherwise provided in this Agreement and subject to the terms of the New Plan, the Option shall be exercisable seven years from the date of grant; provided, however, that in the event that Optionee ceases to serve as an employee of the Company, Optionee or his legal representative shall have until either (i) ninety days from the date of such termination if such termination is for a reason other than the Optionee’s death or Disability; or (ii) six months after the date of such termination if such termination is due to the Optionee’s death or Disability, to exercise all or any part of the Option that is vested pursuant to Section 3 of this Agreement.  Upon the expiration of such period, or, if earlier, upon the expiration date of the Option as set forth above, the vested portion of the Option shall terminate and become null and void.  The unvested portion of the Option shall terminate (if not earlier expired) when the Optionee ceases to serve as an employee of the Company.  For purposes of this Agreement, the term “Disability” means the inability of the participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the participant’s position with the Company because of the sickness or injury of the participant.

5.      Method of Exercising Option.  Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company.  Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option and shall be accompanied by payment of the full purchase price of such Shares payable in one of the following manners:  (a) in United States dollars paid in cash or by check or bank draft; (b) at the discretion of the Committee (as defined in the New Plan), by delivery of shares of Common Stock in payment of all or any part of the exercise price, which shares shall be valued for this purpose at the Fair Market Value (as defined in the New Plan) on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the Option, in payment of all or any part of the exercise price and/or any related withholding tax obligations, shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee.  The shares of Common Stock delivered by the participant pursuant to Section 5(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee.  Any such notice shall be deemed given when received by the Company at its principal place of business.  All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

6.      Rights of Option Holder.  Optionee, as holder of the Option, shall not have any of the rights of a shareholder with respect to the Shares covered by the Option unless and until such time, and to the extent, Optionee validly exercises all or any part of the Option.

7.      [for options granted to employees on or after february 23, 2009: Termination Without Cause Following a Change of Control.

      (a)                 If the Optionee's employment with the Company (which for purposes hereof shall include any of its subsidiaries and/or its successor, as applicable) is terminated Without Cause (as defined below) on or within twelve (12) months following the effective date of a Change of Control (as defined below), then subject to the Optionee's execution of a full general release in a form reasonably acceptable to the Board of Directors of the Company, releasing all claims, known or unknown, that Optionee may have against Company and any of its subsidiaries or agents, which such release must become effective in accordance with its terms prior to the 30th day following the effective date of such termination, then on the effective date of such release the Optionee shall become fully vested in the shares subject to the Option.

      (b)                  Definitions.  The following terms used herein shall have the following meanings:

                      (i)           “Cause” shall be deemed to exist if the Optionee engages in the following: (A) theft, dishonesty, misconduct or falsification of the Company’s (which for purposes of this definition shall include any of its subsidiaries) or its successor’s records or property; (B) unauthorized use or disclosure of the Company’s or its successor’s confidential or proprietary information or trade secrets;  (C) gross negligence or willful misconduct in the performance of the Optionee's duties to the Company; (D) failure to perform such assigned duties and responsibilities as shall be consistent with the duties and responsibilities of an employee of the Company in a similar job position after receipt of a written notice of specific deficiencies and Optionee has not cured any such deficiencies within 15 days after the receipt of such notice; (E) a material breach by the Optionee of any agreement between the Optionee and the Company, and such breach has not been cured by the Optionee within 15 days after written notice of breach by the Company; (F) conviction (including plea of no contest) for any felony or act of fraud; or (G) the failure by the Optionee  to cooperate in good faith with a governmental investigation of the Company or its directors, officers or employees, if the Company has requested the Optionee's cooperation.

                      (ii)           A termination of the Optionee's employment shall be “Without Cause” if the Optionee unilaterally terminates the Optionee's employment with the Company (which for the purposes of this definition shall include any of its subsidiaries) for any reason other than Cause; provided, however, that termination of the Optionee's employment shall not be “Without Cause” if it results from the death or disability of the Optionee.  [for executive officers and direct ceo-reports: A termination shall also be “Without Cause” if (i) during the Optionee's employment, the Company changes the Optionee's title or position without the Optionee's written permission, such that he or she experiences a material diminution in his authority, duties or responsibilities (a “Material Adverse Change”), (ii) within ten (10) days of the effective date of the Material Adverse Change, the Optionee provides written notice to the Board of Directors of the Company of the Optionee's intent to voluntarily resign from employment with the Company due to the Material Adverse Change if such Material Adverse Change is not cured within fifteen (15) days of the Board’s receipt of such notice, (iii) the Board does not cure the Material Adverse Change within fifteen (15) days of its receipt of such notice, and (iv) the Optionee voluntarily resigns no later than the end of business on the fifteenth (15th) day following the Board’s receipt of such notice.]

                      (iii)     “Change of Control” is defined as the occurrence of any of the following events:  (A) any "person" (as defined in Section 13(d) and 14(d) of the Exchange Act), excluding for this purpose, (i) the Company or any subsidiary of the Company, or (ii) any employee benefit plan of the Company or any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any plan which acquires beneficial ownership of voting securities of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; provided, however, that no Change of Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company, the grant or exercise of any stock option, stock award, stock purchase right or similar equity incentive, or the continued beneficial ownership by any party of voting securities of the Company which such party beneficially owned as of the date of this Agreement; or (B) consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80% of the assets (other than cash and cash equivalents) of the Company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or (C) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.]

7.           [for options granted to non-executive directors on or after february 23, 2009: Termination Following a Change of Control.

If the Optionee's service with the Company (which for purposes hereof shall include any of its subsidiaries and/or its successor, as applicable) is terminated  on or within twelve (12) months following the effective date of a Change of Control [as defined for employees above], then the Optionee shall become fully vested in the shares subject to the Option.]

8.      Non-Transferability.  The Option shall not be transferable and the Company shall not be required to recognize any attempted assignment of such rights by any participant except: (i) in the event of the Optionee's death, by will or the laws of descent and distribution to the limited extent provided in the New Plan; (ii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended; or (iii) pursuant to Title I of the Employee Retirement Income Security Act, or the rules thereunder (if applicable).  Notwithstanding the preceding sentence, the Option may be transferred by the holder thereof to family members, trusts or charities.  During the Optionee's lifetime, the Option may be exercised only by him, by his guardian or legal representative or by the transferees permitted by the preceding sentence.  Except as set forth above, the Option may not be assigned, transferred, pledged, or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment, or similar process.  Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option shall be null and void and without effect.

9.      Securities Law Matters.  Optionee acknowledges that the Shares to be received by him upon exercise of the Option may have not been registered under the Securities Act of 1933 or the Blue Sky laws of any state (collectively, the “Securities Acts”).  If such Shares have not been so registered, Optionee acknowledges and understands that the Company is under no obligation to register under the Securities Acts, except as otherwise explicitly agreed by the Company, the Shares received by him or to assist him in complying with any exemption from such registration if he should at a later date wish to dispose of the Shares. Optionee acknowledges that if not then registered under the Securities Acts, the Shares shall bear a legend restricting the transferability thereof, such legend to be substantially in the following form:

“The shares represented by this certificate have not been registered or qualified under federal or state securities laws.  The shares may not be offered for sale, sold, pledged or otherwise disposed of unless so registered or qualified, unless an exemption exists or unless such disposition is not subject to the federal or state securities laws, and the Company may require that the availability of any exemption or the inapplicability of such securities laws be established by an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company.”

10.           Optionee Representations.  Optionee hereby represents and warrants that Optionee has reviewed with his own tax advisors the federal, state, and local tax consequences of the transactions contemplated by this Agreement.  Optionee is relying solely on such advisors and not on any statements or representation of the Company or any of its agents. Optionee understands that he will be solely responsible for any tax liability that may result to him as a result of the transactions contemplated by this Agreement.  The Option, if exercised, will be exercised for investment and not with a view to the sale or distribution of the Shares to be received upon exercise thereof.

      The undersigned has obtained and reviewed the Company’s filings with the Securities and Exchange Commission and has been given access to full and complete information regarding the Company and has utilized such access to the undersigned’s satisfaction for the purpose of obtaining information on the Company.  Particularly, the undersigned has been given reasonable opportunity to meet with and/or contact Company representatives for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the offering and to obtain any additional information, to the extent reasonably available.

      The undersigned has, either alone or with the assistance of a professional advisor, sufficient knowledge and experience in financial and business matters that the undersigned believes himself/herself (or itself) capable of evaluating the merits and risks of the grant of options and the suitability of receiving this grant of options in light of the undersigned’s financial condition and investment needs, and legal, tax and accounting matters.

      The undersigned recognizes that an option on Shares in the Company involves a high degree of risk, including but not limited to the risk of losing becoming valueless.

      The undersigned is aware that no federal or state agency, including the Securities and Exchange Commission or the securities commission or authority of any state, has approved or disapproved the option on Shares  or made any finding or determination as to the fairness or fitness of the option on Shares for public sale.

[The undersigned is a bona fide resident of California.]

11.           No Continued Employment, Engagement or Right to Corporate Assets.  No participant under the New Plan shall have any right, because of his or her participation, to continue in the employ of, or as a consultant to, the Company for any period of time or to any right to continue his or her present or any other rate of compensation.  Nothing contained in the New Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

12.           Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements.  Notwithstanding anything in the New Plan to the contrary, in the event that a participant materially breaches the terms of any confidentiality, assignment-of-inventions, or noncompete agreement entered into with the Company or any parent or subsidiary of the Company, whether such breach occurs before or after termination of such participant’s employment or other service with the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the participant under the New Plan and any agreements evidencing an Incentive then held by the participant without notice of any kind.

13.           Incorporation by Reference.  The terms and conditions of the New Plan, a copy of which has been delivered to Optionee, are hereby incorporated herein and made a part hereof by reference as if set forth in full.  In the event of any conflict or inconsistency between the provisions of this Agreement and those of the New Plan, the provisions of the New Plan shall govern and control.

14.           General.

(a)           The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement.

(b)           Nothing herein expressed or implied is intended or shall be construed as conferring upon or giving to any person, firm, or corporation other than the parties hereto, any rights or benefits under or by reason of this Agreement.

(c)           Each party hereto agrees to execute such further documents as may be necessary or desirable to effect the purposes of this Agreement.

(d)           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

(e)           This Agreement, in its interpretation and effect, shall be governed by the laws of the State of Delaware applicable to contracts executed and to be performed therein.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

PureDepth, Inc.:

By ____________________________________
      Its __________________________________

_______________________________________
OPTIONEE

™ Incentive Stock Option	Participant: ________________________________________
™ Nonstatutory Stock Option	Date: __________________________

STOCK OPTION EXERCISE NOTICE

PureDepth, Inc.
Attention: Chief Financial Officer
___________________________
___________________________

Ladies and Gentlemen:

           1.           Option.  I was granted an option (the “Option”) to purchase shares of the common stock (the “Shares”) of PureDepth, Inc. (the “Company”) pursuant to the Company’s 2006 Stock Incentive Plan (the “Plan”),  and my Stock Option Agreement (the “Agreement”) as follows:

Date of Grant:	_______________________________

Number of Option Shares:	_______________________________

Exercise Price per Share:	$______________________________

           2.           Exercise of Option.  I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares, in accordance with the Agreement:

Total Shares Purchased:	_______________________________

Total Exercise Price (Total Shares X Price per Share)	$______________________________

           3.           Payments.  I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Agreement:

™ Cash:	$______________________________

™ Check:	$______________________________

™ Tender of Company Stock:	Contact Plan Administrator

           4.           Tax Withholding.  I authorize payroll withholding and otherwise will make adequate provision for the federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with the Option.  If I am exercising a Nonstatutory Stock Option, I enclose payment in full of my withholding taxes, if any, as follows:

(Contact Plan Administrator for amount of tax due.)

™ Cash:	$______________________________

™ Check:	$______________________________

           5.           Participant Information.

My address is:  ______________________________________________
______________________________________________
My Social Security Number is: ___________________________________

           6.           Notice of Disqualifying Disposition.  If the Option is an Incentive Stock Option, I agree that I will promptly notify the Chief Financial Officer of the Company if I transfer any of the Shares within one (1) year from the date I exercise all or part of the Option or within two (2) years of the Date of Grant.

           7.           Binding Effect.  I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement and the Plan, to all of which I hereby expressly assent.  This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

           8.           Transfer.  I understand and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule 701 under the Securities Act.  I further understand and acknowledge that the Company is under no obligation to register the Shares.  I understand that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.

           I am aware that Rule 144 under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied.  I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

           I understand that I am purchasing the Shares pursuant to the terms of the Plan and my Agreement, copies of which I have received and carefully read and understand.

                                                                                     Very truly yours,

                                                                                     ____________________________________
                                                                                     (Signature)

Receipt of the above is hereby acknowledged.

PureDepth, Inc.

By:_________________________________

Title:________________________________

Dated:_______________________________

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